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Exhibit 10.3

Amendment to On Command Corporation 2001 Severance Pay Plan

         RESOLVED, that Section 2.1(b) of the 2001 Plan be amended to add a new paragraph 2.1(b)(4) (adding a class of employees excluded from participation under the Plan) to read as follows:

  (4) Senior Vice Presidents of the Company (but not Senior Vice Presidents of Affiliated Companies), Executive Vice Presidents of the Company, and the President and Chief Executive Officer of the Company.

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  Exhibit 10.3
Amendment to On Command Corporation 2001 Severance Pay Plan